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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 28, 1996


                                TSX CORPORATION
             (Exact name of registrant as specified in its charter)

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            Nevada                                               74-2678034
(State or other jurisdiction of           001-11814           (I.R.S. employer
incorporation or organization)     (Commission file Number)  identification no.)


                     4849 N. Mesa, Suite 200
                          El Paso, Texas                   79912
             (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, include area code:  (915) 533-4600

                                 Not Applicable
          (Former name or former address, if changed since last year)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On October 28, 1996, TSX corporation, a Nevada corporation ("Registrant"), ANTEC Corporation, a Delaware corporation ("ANTEC"), and TSX Acquisition Corporation, a newly formed Nevada corporation and wholly-owned subsidiary of ANTEC ("Merger Sub"), entered into a Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into Registrant, each share of common stock of Registrant will be converted into the right to receive one share of common stock of ANTEC, and Registrant will become a wholly-owned subsidiary of ANTEC. Consummation of the merger, which is expected to occur in early 1997, is subject to the receipt of required regulatory and shareholder approvals and the satisfaction of other terms and conditions set forth in the Merger Agreement. Tele-Communications, Inc., which owns approximately 40% of Registrant's outstanding shares of common stock, and Anixter International Inc., which owns approximately 31% of ANTEC's outstanding shares of common stock, have entered Voting Agreements to vote, subject to certain conditions, their shares in favor of the merger. A copy of the Merger Agreement, the Press Release announcing the signing of the Merger Agreement, and such Voting Agreements are filed as exhibits to this Report.

 Item 7(c).        Exhibits.

 *Exhibit 2        Plan of Merger among ANTEC Corporation, TSX
                   Corporation and TSX Acquisition Corporation, dated
                   October 28, 1996.

 *Exhibit 99.1     Voting Agreement dated as of October 28, 1996, between
                   ANTEC Corporation and Tele-Communications, Inc.

 *Exhibit 99.2     Voting Agreement dated as of October 28, 1996, between
                   TSX Corporation and Anixter International Inc.

 *Exhibit 99.3     Press Release dated October 28, 1996.




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*Incorporated by reference to the corresponding exhibits filed with the Current
 Report on Form 8-K of ANTEC Corporation, dated November 1, 1996.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TSX Corporation

Dated:  November    , 1996              By:    /s/ WILLIAM H. LAMBERT
                 ---                       ------------------------------------
                                        Name:      William H. Lambert
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                                        Title:     Chief Executive Officer
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                                 EXHIBIT INDEX

 Exhibit

 *2 Agreement and Plan of Merger dated October 28, 1996, among ANTEC Corporation, TSX Corporation and TSX Acquisition Corporation

 *99.1 Voting Agreement dated as of October 28, 1996, between ANTEC Corporation and Tele-Communications, Inc.

 *99.2 Voting Agreement dated as of October 28, 1996, between TSX Corporation and Anixter International Inc.

 *99.3               Press Release date October 28, 1996



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*Incorporated by reference to the corresponding exhibits filed with the Current
 Report on Form 8-K of ANTEC Corporation, dated November 1, 1996.





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